SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
UNITED STATES
FORM 8-K
CURRENT REPORT
THE SECURITIES EXCHANGE ACT OF 1934
(Date of earliest event reported)
(Exact Name of Registrant as specified in its Charter)
(State or Other Jurisdiction
Of Incorporation)
Registrant's telephone number, including area code:
25-Oct-05
Structured Asset Securities Corporation
Delaware
(I.R.S. Employer
Identification No.)
74-2440850
(Commission
File Number)
333-120575
(Address of Principal
Executive Offices)
New York, New York
745 Seventh Avenue, 7th Floor
(Zip Code)
10019
(212) 526-7000
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PURSUANT TO SECTION 13 OR 15(d) of
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Pre commencement communitications pursuant to Rule 13e-4(c) under th Exchange Act (17 CFR 240.13e-4(c))
Former name or former address, if changed since last report
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Item 8.01 Other Events
Item 9.01Financial Statements and Exhibits
First Franklin Mortgage Loan Trust
Mortgage Pass-Through Certificates
Series 2005-FF3
On 10/25/2005 Credit Risk Reports were made available. The Trustee has caused to be filed with the Commission, these reports dated 10/25/2005.
(C) Exhibits
Exhibit No. 1 Credit Risk Reports
By: /s/ Diana Kenneally
Name: Diana Kenneally
Title:
Assistant Vice President
Dated: 29-Mar-06
Index to Exhibits
Exhibit No. 1 Credit Risk Reports
First Franklin Mortgage Loan Trust
Mortgage Pass-Through Certificates
Series 2005-FF3
By: U.S. Bank National Association